Exhibit 32.1

CERTIFICATION  OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cracker Barrel Old Country Store, Inc. (the “Issuer”) on Form 10-Q for the fiscal quarter ended October 28, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sandra B. Cochran, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: November 22, 2011	By:	/s/Sandra B. Cochran
Sandra B. Cochran
President and Chief Executive Officer